Consolidated statement of comprehensive income - EUR (€) € in Millions	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Consolidated statement of comprehensive income
Profit/(loss) for the year	€ 1,645	€ (2,516)	€ 11
Items that will not be reclassified to profit or loss
Remeasurements of defined benefit plans	3,040	624	414
Income tax related to items that will not be reclassified to profit or loss	(755)	(140)	(95)
Items that may be reclassified subsequently to profit or loss
Translation differences	1,153	(1,232)	260
Net investment hedges	(249)	266	(58)
Cash flow and other hedges		15	(2)
Financial assets at fair value through other comprehensive income	7	47	8
Other increase, net		3
Income tax related to items that may be reclassified subsequently to profit or loss	2	25	11
Other comprehensive income/(loss), net of tax	3,198	(392)	538
Total comprehensive income/(loss) for the year	4,843	(2,908)	549
Attributable to:
Equity holders of the parent	4,814	(2,914)	545
Non-controlling interests	€ 29	€ 6	€ 4